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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 22, 2002


                               LIQUID AUDIO, INC.
               (Exact Name of Registrant as Specified in Charter)

      Delaware                         000-25977                 77-0421089
--------------------------------------------------------------------------------
(State or Other Juris-              (Commission File            (IRS Employer
diction of Incorporation)               Number)              Identification No.)


800 Chesapeake Drive, Redwood City, California                             94063
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (650) 549-2000


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ITEM 5.  OTHER EVENTS

     On August 22, 2002, Liquid Audio, Inc. amended its bylaws to increase the size of the board of directors from five to seven members. James D. Somes and Judith N. Frank were elected to the company's board effective immediately. Mr. Somes was elected to Class II, which is scheduled for reelection at the annual meeting in 2004, and Ms. Frank was elected to Class I, which is scheduled for reelection at the annual meeting in 2003.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c) Exhibit 99.1, Text of amended Section 3.2 of the Liquid Audio's Restated Bylaws.

         Exhibit 99.2, Press Release dated August 23, 2002, previously filed pursuant to Rule 425 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, is incorporated by reference and shall be deemed a part hereof.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIQUID AUDIO, INC.



Dated:   August 26, 2002             By:       /s/ Gerald W. Kearby
                                              ----------------------------------

                                              Name:  Gerald W. Kearby
                                              Title:    President and Chief
                                                        Executive Officer



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                                  EXHIBIT INDEX

Exhibit
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99.1              Exhibit 99.1, Text of amended Section 3.2 of the Liquid
                  Audio's Restated Bylaws.



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